Exhibit 10.01(d)

D&J Construction, Inc.
P.O. Box 1856
Fremont, Ca. 94538

January 4, 2021

ACM Research, Inc.
42307 Osgood Rd., Unit I
Fremont, CA 94539

RE:	Expiration of Lease at 42307 Osgood Rd., Unit I, Fremont, CA

Dear ACM Research, Inc.,

Your current lease expires with D&J Construction, Inc. on March 31, 2021. D&J Construction, Inc. proposes a new two-year lease beginning April l, 2021 with an ending date of March 31, 2023.   D&J Construction, Inc. and ACM Research, Inc. have agreed upon the following rent rates:

4/1/2021 - 3/31/2023
Base rent: $1.13/square foot ($3,390.00)
CAM: $0.07/sf ($210.00)
Monthly Total: $3,600.00

We hope that this offer can be extended into an agreement that will be acceptable to both parties. Thank you, again, for leasing from D&J Construction, Inc.

Very Truly Yours,
D&J Construction, Inc.

/s/ Tammy Eliseian
Tammy Eliseian
President

If this offer is acceptable, please indicate acceptance by signing below and returning to our office. By the undersigned signature this becomes a binding addendum to the Lease dated March 22, 2017 with all terms and conditions as set forth in the Lease effective thorough the ending date of this term.

/s/ Lillian Chen
Lillian Chen
Procurement and Office Manager
ACM Research, Inc.